EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOULTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND

Supplement to Statement of Additional Information dated March 1, 2010

1. The following is added as the last paragraph under "INVESTMENT RESTRICTIONS":

For purposes of determining compliance with the 80% test for Emerging Markets Local Income Portfolio and the requirement to invest primarily in certain types of instruments for International Income Portfolio, the absolute value of the notional U.S. dollar value of long and short derivative positions is included. The Funds use the same methodology for determining compliance with similar tests.

July 19, 2010